[LOGO] Merrill Lynch  Investment Managers

Annual Report

July 31, 2002

Merrill Lynch
Pennsylvania
Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

DEAR SHAREHOLDER

The Municipal Market Environment

During the six-month period ended July 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but further declines in manufacturing employment. The index of leading economic indicators generally rose in late 2001 and early 2002, suggesting that economic activity was likely to expand later in the year. Furthermore, in February 2002, U.S. gross domestic product (GDP) growth for the fourth quarter of 2001 was revised higher to 1.7%, signaling significantly improving economic conditions relative to earlier in 2001. These positive economic fundamentals, however, were largely offset by U.S. equity market volatility. The initial disclosure of accounting irregularities at Enron Corporation in early February exacerbated earlier equity volatility. At the end of February 2002, long-term U.S. Treasury bond yields were approximately 5.40%.

In early March 2002, a number of economic indicators, including surging existing home sales, solid consumer spending and positive non-farm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth, noting that while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board's actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in over 18 months.

During the past few months, however, bond yields reversed course to move sharply lower. Positive economic fundamentals were again overwhelmed by falling equity valuations and declines in investor confidence. U.S. GDP activity in the first quarter of 2002, while recently revised downward to 5%, was considerably above the level of economic growth seen at the end of 2001. Additionally, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, have pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets have convinced most investors to conclude recently that the Federal Reserve Board is unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices have been boosted by erupting Middle East and India/Pakistan conflicts, as many international investors prefer the safe haven status of U.S. Treasury securities. At June 30, 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, U.S. GDP growth for the second quarter of 2002 was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer, but business confidence as well, and undermining the economic growth witnessed earlier this year. Some analysts have extrapolated that recent weakness will continue, if not accelerate. This brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during late July. At July 31, 2002, U.S. Treasury bond yield levels had fallen to 5.30%, a decline of approximately 15 basis points (0.15%) during the six-month period ended July 31, 2002.

During the period, municipal bond prices also generally rose. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, had risen to 5.67%, their highest level in over a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

in the rate of new municipal bond issuance, investor demand has increased in recent months, allowing tax-exempt bond prices to rise. By the end of July 2002, long-term municipal revenue bond yields stood at 5.34%, a decline of over 30 basis points from their recent highs in March.

Solid investment demand during the six-month period ended July 31, 2002 allowed the tax-exempt market to outperform its taxable counterpart in recent months. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows have remained very strong at over $7.7 billion, up more than 60% compared to the same period in 2001. Additionally, this past January and February, investors received nearly $50 billion in investment proceeds from coupon income, bond maturities and early redemptions. Given the recent weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal interest rates have continued to move lower in response to the Federal Reserve Board's actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%-1.5% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. Also, it is forecast that investors will have received from June to August approximately an additional $75 billion from bond maturities, proceeds from early bond redemptions and coupon income. Given the lack of strong investment alternatives, it is likely that these monies will continue to support the municipal bond market's currently strong technical environment.

Recent outperformance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, over $165 billion in new long-term municipal bonds was issued, an increase of nearly 20% compared to the same period in 2001. Over $100 billion in long-term tax-exempt securities was underwritten during the July quarter, an increase of over 33% compared to the July 2001 quarter's level. Recent months' issuance has been dominated by a number of issues each of whose size has exceeded $1 billion. While these mega-deals have caused some temporary price disruptions, imbalances have been short-lived as these underwritings are attractively priced and in-state demand has been very strong. Apart from the mega-deals, increased issuance has been well received as investor demand for the tax-advantaged, non-equity securities has been strong.

In the coming months, we believe interest rates are likely to remain volatile with an expected upward bias. However, until equity market conditions stabilize, interest rates could stay near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in July 2002, business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. The ongoing U.S. military response to worldwide terrorism has helped reduce a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would only result in increased Federal spending, higher deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained well contained, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, the U.S. economic recovery is also likely to be a moderate process. Similarly, this suggests that the pace of any interest rate increases would be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Portfolio Strategy

During the six-month period ended July 31, 2002, our investment strategy was to seek to enhance shareholder income and to moderate the Fund's price volatility. Accordingly, our strategy focused on the acquisition of higher-coupon securities in the 20-year - 22-year maturity range. This is a slight change from the prior six-month period when we concentrated on the purchase of securities with slightly shorter maturities. A recent steepening in the tax-exempt yield curve made it advantageous to extend maturity to

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

capture the available incremental yield. Even with this shift in maturity, however, the average maturity of the Fund remained below 20 years at July 31, 2002.

Going forward, we are reasonably sanguine that municipal interest rates will decline further in the months ahead. The economic recovery that took place in the first quarter of 2002 slowed as the second quarter progressed. This brought the possibility of a strong economic recovery into question. Given the recent lack of economic vigor, we believe the Federal Reserve Board is unlikely to increase short-term interest rates in the coming months, and conceivably, into 2003. In addition, the municipal market benefited from increased cash inflows as some investors redeemed equity funds or sold shares and purchased municipal bonds. We believe that the tax-exempt bond market's technical position is likely to remain positive going forward. As such, we intend to keep the Fund's strategy focused on increasing portfolio yield and limiting net asset value volatility as much as possible. We will also expect to continue to seek to emphasize high credit quality. In times of economic uncertainty, we believe this emphasis should add to portfolio price stability and performance.

Fiscal Year in Review

For the 12 months ended July 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +6.61%, +6.07%, +5.96% and +6.50%, respectively. This compares to the +6.71% return of the Fund's unmanaged benchmark Lehman Brothers Municipal Bond Index for the same period. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete information can be found on pages 4 and 5 of this report to shareholders.)

During the year ended July 31, 2002, we were primarily focused on enhancing shareholder income and lowering price volatility. To accomplish this goal, we concentrated on the purchase of higher-coupon securities in the 15-year-22-year maturity range. We maintained a slightly below market neutral position throughout most of 2002. This strategy was appropriate in keeping net asset value price volatility low with only a minimal sacrifice to yield. Our neutral positioning during the 12-month period, while remaining fully invested, resulted in total return performance that was above the Lipper average of other Pennsylvania tax-exempt mutual funds, which returned +5.70%. The Fund's yield was slightly below the Lipper average of other Pennsylvania tax-exempt mutual funds, reflecting the Fund's overall higher credit quality profile compared to its peers.

In Conclusion

We appreciate your continuing interest in Merrill Lynch Pennsylvania Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

September 4, 2002

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

PERFORMANCE DATA

About Fund Performance

   Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                            % Return Without      % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/02                             +6.80%            +2.53%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                           +5.49             +4.63
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02                            +6.23             +5.80
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                % Return            % Return
                                               Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/02                             +6.26%            +2.26%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                           +4.96             +4.96
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02                            +5.69             +5.69
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return            % Return
                                               Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/02                            +6.15%             +5.15%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                          +4.83              +4.83
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/02                                   +5.73              +5.73
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return Without      % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 06/30/02                            +6.69%            +2.42%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                           +5.36             +4.51
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/02                                    +6.28             +5.72
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

PERFORMANCE DATA (concluded)

ML Pennsylvania Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1992 to July 2002:

                                    7/92             7/93              7/94             7/95           7/96
ML Pennsylvania
Municipal Bond Fund+--
Class A Shares*                     $9,600           $10,493           $10,742          $11,445        $12,192
ML Pennsylvania
Municipal Bond Fund+--
Class B Shares*                     $10,000          $10,875           $11,077          $11,742        $12,444

                                    7/97             7/98              7/99             7/00           7/01             7/02
ML Pennsylvania
Municipal Bond Fund+--
Class A Shares*                     $13,377          $14,182           $14,378          $14,729        $16,147          $17,214
ML Pennsylvania
Municipal Bond Fund+--
Class B Shares*                     $13,585          $14,342           $14,454          $14,732        $16,068          $17,043

                                    7/31/92          7/93              7/94             7/95           7/96
Lehman Brothers Municipal
Bond Index++                        $10,000          $10,884           $11,088          $11,961        $12,750

                                    7/97             7/98              7/99             7/00           7/01             7/02
Lehman Brothers Municipal
Bond Index++                        $14,057          $14,899           $15,328          $15,989        $17,600          $18,781

ML Pennsylvania Municipal Bond Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to July 2002:

                                    10/21/94**       7/95              7/96             7/97              7/98             7/99
ML Pennsylvania
Municipal Bond Fund+--
Class C Shares*                     $10,000          $10,783           $11,416          $12,450           $13,131          $13,222
ML Pennsylvania
Municipal Bond Fund+--
Class D Shares*                     $9,600           $10,402           $11,070          $12,134           $12,862          $13,028

                                    7/00             7/01              7/02
ML Pennsylvania
Municipal Bond Fund+--
Class C Shares*                     $13,461          $14,668           $15,542
ML Pennsylvania
Municipal Bond Fund+--
Class D Shares*                     $13,321          $14,588           $15,536

                                    10/31/94         7/95              7/96             7/97              7/98             7/99
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,107           $11,840          $13,054           $13,836          $14,234

                                    7/00             7/01              7/02
Lehman Brothers Municipal
Bond Index++                        $14,848          $16,344           $17,441

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + ML Pennsylvania Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Recent Performance Results

                                                                                                    Ten-Year/
                                                                   6-Month         12-Month      Since Inception     Standardized
As of July 31, 2002                                             Total Return     Total Return      Total Return      30-Day Yield
=================================================================================================================================
ML Pennsylvania Municipal Bond Fund Class A Shares*                 +4.14%           +6.61%            +79.34%           4.07%
---------------------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class B Shares*                 +3.88            +6.07             +70.47            3.74
---------------------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class C Shares*                 +3.74            +5.96             +55.45            3.64
---------------------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class D Shares*                 +4.00            +6.50             +61.85            3.98
---------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                              +4.17            +6.71         +87.82/+74.41           --
=================================================================================================================================

 * Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

PROXY RESULTS

During the six-month period ended July 31, 2002, Merrill Lynch Pennsylvania Municipal Bond Fund's shareholders voted on the following proposal. The proposal was approved by shareholders on April 15, 2002. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted    Shares Withheld
                                                                                        For          From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Trust's Board of Trustees:           Terry K. Glenn                  7,928,694          93,494
                                                     James H. Bodurtha               7,927,944          94,244
                                                     Joe Grills                      7,916,526         105,662
                                                     Herbert I. London               7,922,932          99,256
                                                     Andre F. Perold                 7,929,587          92,601
                                                     Roberta Cooper Ramo             7,915,213         106,975
                                                     Robert S. Salomon, Jr.          7,902,520         119,668
                                                     Melvin R. Seiden                7,896,962         125,226
                                                     Stephen B. Swensrud             7,904,920         117,268
------------------------------------------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Pennsylvania Municipal Bond Fund during its taxable year ended July 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P        Moody's    Face
Ratings+   Ratings+   Amount                                     Issue                                                        Value
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--92.2%
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa        $4,785   Allegheny County, Pennsylvania, IDA, Commercial Development Revenue Refunding
                               Bonds (MPB Associates Project), 7.70% due 12/01/2013 (d)                                      $ 5,988
------------------------------------------------------------------------------------------------------------------------------------
BBB+       Baa1        1,500   Allegheny County, Pennsylvania, IDA, Environmental Improvement Revenue Refunding
                               Bonds (USX Corporation), 6.10% due 7/15/2020                                                    1,519
------------------------------------------------------------------------------------------------------------------------------------
A1         NR*           940   Allegheny County, Pennsylvania, IDA, Health and Housing Facilities Revenue Refunding
                               Bonds (Longwood at Oakmont Inc.), VRDN, Senior Series B, 1.65% due 7/01/2027 (g)                  940
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         1,000   Allegheny County, Pennsylvania, Port Authority, Special Transportation Revenue Bonds,
                               6% due 3/01/2009 (c)(e)                                                                         1,161
------------------------------------------------------------------------------------------------------------------------------------
NR*        NR*         1,000   Allegheny County, Pennsylvania, Redevelopment Authority, Tax Increment Revenue Bonds
                               (Waterfront Project), Series A, 6.30% due 12/15/2018                                            1,077
------------------------------------------------------------------------------------------------------------------------------------
BBB+       NR*         1,000   Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds (Pennswood Village Project),
                               Series A, 6% due 10/01/2027                                                                     1,012
------------------------------------------------------------------------------------------------------------------------------------
BBB        Baa2        1,000   Delaware County, Pennsylvania, Hospital Authority Revenue Bonds (Crozer-Chester
                               Medical Center), GO, 6.25% due 12/15/2022                                                       1,006
------------------------------------------------------------------------------------------------------------------------------------
A1+        P1          1,500   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES,
                               1.50% due 12/01/2009 (g)                                                                        1,500
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aaa         2,200   Downingtown, Pennsylvania, Area School District, GO, Refunding, 5.70% due 3/01/2021 (a)         2,332
------------------------------------------------------------------------------------------------------------------------------------
NR*        NR*           920   Erie, Western Pennsylvania Port Authority Revenue Bonds, 6.875% due 6/15/2016                     934
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         3,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds (Saint Luke's
                               Hospital--Bethlehem), 6.25% due 7/01/2022 (a)                                                   3,071
------------------------------------------------------------------------------------------------------------------------------------
                               Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Refunding Bonds
                               (Pennsylvania Gas and Water Company Project), AMT, Series A:
NR*        A3          3,600     7.20% due 10/01/2017                                                                          3,686
AAA        Aaa         2,000     7% due 12/01/2017 (a)                                                                         2,243
------------------------------------------------------------------------------------------------------------------------------------
                               Mifflin County, Pennsylvania, Hospital Authority, Revenue Refunding Bonds
                               (Lewiston Hospital):
AA         NR*         2,550     6.40% due 7/01/2020                                                                           2,745
AA         NR*         1,000     6.20% due 7/01/2030                                                                           1,059
------------------------------------------------------------------------------------------------------------------------------------
                               Pennsylvania Convention Center Revenue Refunding Bonds, Series A (e):
AAA        Aaa         1,555     6.70% due 9/01/2014                                                                           1,725
AAA        Aaa         2,500     6.75% due 9/01/2019                                                                           2,778
------------------------------------------------------------------------------------------------------------------------------------
BBB        Baa2        4,000   Pennsylvania Economic Development Financing Authority, Wastewater Treatment
                               Revenue Bonds (Sun Company Inc.--R & M Project), AMT, Series A, 7.60% due 12/01/2024            4,273
------------------------------------------------------------------------------------------------------------------------------------
AA+        Aa2         2,000   Pennsylvania HFA, Revenue Bonds, RIB, AMT, 10.291% due 4/01/2025 (f)                            2,073
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Pennsylvania Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
UPDATES    Unit Price Demand Adjustable Tax-Exempt Securities
VRDN       Variable Rate Demand Notes

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P        Moody's    Face
Ratings+   Ratings+   Amount                                     Issue                                                        Value
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania (concluded)
------------------------------------------------------------------------------------------------------------------------------------
AA+        Aa2        $1,160   Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series 40, 6.90% due 4/01/2025             $ 1,201
------------------------------------------------------------------------------------------------------------------------------------
                               Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT:
AA+        Aa2           830     Series 41B, 6.65% due 4/01/2025                                                                 861
AA+        Aa2         1,250     Series 59A, 5.80% due 10/01/2029                                                              1,274
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aaa         1,500   Pennsylvania State, GO, RIB, Series 465X, 9.75% due 10/01/2019 (e)(f)                           1,763
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         4,000   Pennsylvania State, GO, Refunding, First Series, 6% due 1/15/2017 (e)                           4,502
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         2,750   Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                               6.125% due 12/15/2010 (c)(e)                                                                    3,252
------------------------------------------------------------------------------------------------------------------------------------
                               Pennsylvania State Higher Educational Facilities Authority, College and University
                               Revenue Refunding Bonds:
AA         NR*         1,440     (University of the Arts), 5.75% due 3/15/2030                                                 1,484
A-         NR*         2,000     (Ursinus College), 5.90% due 1/01/2027                                                        2,094
------------------------------------------------------------------------------------------------------------------------------------
A+         NR*         2,500   Pennsylvania State Higher Educational Facilities Authority Revenue Bonds (UPMC
                               Health System), Series A, 6.25% due 1/15/2018                                                   2,703
------------------------------------------------------------------------------------------------------------------------------------
                               Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding Bonds
                               (Carnegie Mellon University), VRDN (g):
A1+        NR*         1,600     Series B, 1.40% due 11/01/2027                                                                1,600
A1+        NR*           300     Series D, 1.40% due 11/01/2030                                                                  300
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         1,820   Philadelphia, Pennsylvania, Authority for Industrial Development, Lease Revenue Bonds,
                               Series B, 5.50% due 10/01/2021 (d)                                                              1,920
------------------------------------------------------------------------------------------------------------------------------------
                               Philadelphia, Pennsylvania, Gas Works Revenue Bonds:
AAA        Aaa         2,000     12th Series B, 7% due 5/15/2020 (b)(e)                                                        2,509
AAA        Aaa         2,000     Third Series, 5.50% due 8/01/2019 (d)                                                         2,137
------------------------------------------------------------------------------------------------------------------------------------
AAA        NR*         3,000   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority, Hospital
                               Revenue Refunding Bonds (Presbyterian Medical Center), 6.65% due 12/01/2019 (b)                 3,699
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         4,400   Philadelphia, Pennsylvania, School District, GO, Series A, 5.75% due 2/01/2030 (d)              4,683
------------------------------------------------------------------------------------------------------------------------------------
A-         NR*         2,000   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds (Guthrie Health),
                               Series A, 5.875% due 12/01/2031                                                                 2,028
------------------------------------------------------------------------------------------------------------------------------------
A1+        NR*         1,300   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding Bonds
                               (Northeastern Power Company), VRDN, Series A, 1.50% due 12/01/2022 (g)                          1,300
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aa3         2,745   South Central Pennsylvania, General Authority Revenue Refunding Bonds (Wellspan
                               Health Obligated), 5.625% due 5/15/2026                                                         2,825
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         1,500   Washington County, Pennsylvania, Capital Funding Authority Revenue Bonds (Capital
                               Projects and Equipment Program), 6.15% due 12/01/2029 (a)                                       1,707
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P        Moody's    Face
Ratings+   Ratings+   Amount                                     Issue                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--12.3%
-----------------------------------------------------------------------------------------------------------------------------------
                           Puerto Rico Commonwealth, GO, Refunding (f):
AAA      NR*      $1,750     DRIVERS, Series 232, 9.35% due 7/01/2017                                                       $ 2,168
AAAr     Aaa       2,000     RITR, Class R, Series 3, 11.121% due 7/01/2016 (e)                                               2,529
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,745   Puerto Rico Commonwealth, Public Improvement, GO, Series A, 5.50% due 7/01/2021 (h)                5,255
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts, Class R,
                           Series 16 HH, 9.701% due 7/01/2013 (d)(f)                                                          1,327
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$90,015)--104.5%                                                                                    96,243
Liabilities in Excess of Other Assets--(4.5%)                                                                                (4,114)
                                                                                                                            -------
Net Assets--100.0%                                                                                                          $92,129
                                                                                                                            =======
-----------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   Prerefunded.
(d)   FSA Insured.
(e)   MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2002.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2002.
(h)   FGIC Insured.
 *    Not Rated.
 +    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2002

Assets:           Investments, at value (identified cost--$90,015,477) ..........................                      $ 96,242,837
                  Cash ..........................................................................                           277,738
                  Receivables:
                    Interest ....................................................................      $ 1,192,317
                    Beneficial interest sold ....................................................          162,756        1,355,073
                                                                                                       -----------
                  Prepaid registration fees .....................................................                             9,344
                                                                                                                       ------------
                  Total assets ..................................................................                        97,884,992
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:      Payables:
                    Securities purchased ........................................................        5,280,046
                    Beneficial interest redeemed ................................................          264,115
                    Dividends to shareholders ...................................................           97,680
                    Investment adviser ..........................................................           42,793
                    Distributor .................................................................           28,969        5,713,603
                                                                                                       -----------
                  Accrued expenses ..............................................................                            42,080
                                                                                                                       ------------
                  Total liabilities .............................................................                         5,755,683
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:       Net assets ....................................................................                      $ 92,129,309
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:       shares authorized .............................................................                      $    108,462
                  Class B Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized .............................................................                           487,666
                  Class C Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized .............................................................                            83,418
                  Class D Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized .............................................................                           145,845
                  Paid-in capital in excess of par ..............................................                        88,551,277
                  Undistributed investment income--net ..........................................      $    54,386
                  Accumulated realized capital losses on investments--net .......................       (3,529,105)
                  Unrealized appreciation on investments--net ...................................        6,227,360
                                                                                                       -----------
                  Total accumulated earnings--net ...............................................                         2,752,641
                                                                                                                       ------------
                  Net assets ....................................................................                      $ 92,129,309
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:  Class A--Based on net assets of $12,104,036 and 1,084,621 shares
                  of beneficial interest outstanding ............................................                      $      11.16
                                                                                                                       ============
                  Class B--Based on net assets of $54,421,077 and 4,876,655 shares
                  of beneficial interest outstanding ............................................                      $      11.16
                                                                                                                       ============
                  Class C--Based on net assets of $9,309,472 and 834,182 shares
                  of beneficial interest outstanding ............................................                      $      11.16
                                                                                                                       ============
                  Class D--Based on net assets of $16,294,724 and 1,458,447 shares
                  of beneficial interest outstanding ............................................                      $      11.17
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

Statement of Operations

                                                                                                          For the Year Ended
                                                                                                               July 31, 2002
----------------------------------------------------------------------------------------------------------------------------
Investment Income:    Interest .....................................................                              $5,294,383
----------------------------------------------------------------------------------------------------------------------------
Expenses:             Investment advisory fees .....................................           $   504,648
                      Account maintenance and distribution fees--Class B ...........               285,074
                      Accounting services ..........................................                90,497
                      Professional fees ............................................                82,417
                      Account maintenance and distribution fees--Class C ...........                45,888
                      Transfer agent fees--Class B .................................                42,961
                      Printing and shareholder reports .............................                34,865
                      Account maintenance fees--Class D ............................                14,036
                      Trustees' fees and expenses ..................................                11,304
                      Registration fees ............................................                10,980
                      Transfer agent fees--Class D .................................                 9,419
                      Transfer agent fees--Class A .................................                 8,707
                      Pricing fees .................................................                 7,481
                      Transfer agent fees--Class C .................................                 5,803
                      Custodian fees ...............................................                 5,650
                      Other ........................................................                12,959
                                                                                               -----------
                      Total expenses ...............................................                               1,172,689
                                                                                                                  ----------
                      Investment income--net .......................................                               4,121,694
                                                                                                                  ----------
----------------------------------------------------------------------------------------------------------------------------
Realized &            Realized gain on investments--net ............................                                 903,353
Unrealized            Change in unrealized appreciation on investments--net ........                                 455,837
Gain on                                                                                                           ----------
Investments--Net:     Total realized and unrealized gain on investments--net .......                               1,359,190
                                                                                                                  ----------
                      Net Increase in Net Assets Resulting from Operations .........                              $5,480,884
                                                                                                                  ==========
----------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                                July 31,
                                                                                                     ----------------------------
Increase (Decrease) in Net Assets:                                                                        2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Operations:           Investment income--net ...................................................     $  4,121,694    $  4,290,677
                      Realized gain on investments--net ........................................          903,353       1,326,240
                      Change in unrealized appreciation on investments--net ....................          455,837       2,570,139
                                                                                                     ------------    ------------
                      Net increase in net assets resulting from operations .....................        5,480,884       8,187,056
                                                                                                     ------------    ------------
---------------------------------------------------------------------------------------------------------------------------------
Dividends to          Investment income--net:
Shareholders:           Class A ................................................................         (635,828)       (695,280)
                        Class B ................................................................       (2,484,553)     (2,829,079)
                        Class C ................................................................         (325,975)       (272,057)
                        Class D ................................................................         (669,652)       (494,261)
                                                                                                     ------------    ------------
                      Net decrease in net assets resulting from dividends
                      to shareholders ..........................................................       (4,116,008)     (4,290,677)
                                                                                                     ------------    ------------
---------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest   Net decrease in net assets derived from beneficial interest transactions .       (2,193,671)     (6,702,693)
Transactions:                                                                                        ------------    ------------
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:           Total decrease in net assets .............................................         (828,795)     (2,806,314)
                      Beginning of year ........................................................       92,958,104      95,764,418
                                                                                                     ------------    ------------
                      End of year* .............................................................     $ 92,129,309    $ 92,958,104
                                                                                                     ============    ============
---------------------------------------------------------------------------------------------------------------------------------
                     *Undistributed investment income--net .....................................     $     54,386              --
                                                                                                     ============    ============
---------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

Financial Highlights

                                                                                                Class A
The following per share data and ratios have been derived            -------------------------------------------------------------
from information provided in the financial statements.                                  For the Year Ended July 31,
                                                                     -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2002         2001        2000         1999           1998
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .........    $  10.99     $  10.54    $  10.90     $  11.52       $  11.59
Operating                                                            --------     --------    --------     --------       --------
Performance:         Investment income--net .....................         .54          .54         .54          .54            .59
                     Realized and unrealized gain (loss) on
                     investments--net ...........................         .17          .45        (.30)        (.38)           .08
                                                                     --------     --------    --------     --------       --------
                     Total from investment operations ...........         .71          .99         .24          .16            .67
                                                                     --------     --------    --------     --------       --------
                     Less dividends and distributions:
                       Investment income--net ...................        (.54)        (.54)       (.54)        (.54)          (.59)
                       Realized gain on investments--net ........          --           --          --         (.16)          (.15)
                       In excess of realized gain on
                       investments--net .........................          --           --        (.06)        (.08)            --
                                                                     --------     --------    --------     --------       --------
                     Total dividends and distributions ..........        (.54)        (.54)       (.60)        (.78)          (.74)
                                                                     --------     --------    --------     --------       --------
                     Net asset value, end of year ...............    $  11.16     $  10.99    $  10.54     $  10.90       $  11.52
                                                                     ========     ========    ========     ========       ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........       6.61%        9.63%       2.44%        1.38%          6.02%
Return:*                                                             ========     ========    ========     ========       ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...................................        .90%         .84%        .81%         .80%           .73%
Net Assets:                                                          ========     ========    ========     ========       ========
                     Investment income--net .....................       4.88%        5.03%       5.20%        4.80%          5.12%
                                                                     ========     ========    ========     ========       ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .....    $ 12,104     $ 13,578    $ 14,494     $ 19,536       $ 20,613
Data:                                                                ========     ========    ========     ========       ========
                     Portfolio turnover .........................      30.23%       73.23%      51.32%       43.18%         46.87%
                                                                     ========     ========    ========     ========       ========
----------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

Financial Highlights (continued)

                                                                                                  Class B
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                                  For the Year Ended July 31,
                                                                      ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2002        2001        2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ...........     $  10.99    $  10.54    $  10.90      $  11.53      $  11.59
Operating                                                             --------    --------    --------      --------      --------
Performance:       Investment income--net .......................          .48         .49         .48           .49           .53
                   Realized and unrealized gain (loss) on
                   investments--net .............................          .17         .45        (.30)         (.39)          .09
                                                                      --------    --------    --------      --------      --------
                   Total from investment operations .............          .65         .94         .18           .10           .62
                                                                      --------    --------    --------      --------      --------
                   Less dividends and distributions:
                     Investment income--net .....................         (.48)       (.49)       (.48)         (.49)         (.53)
                     Realized gain on investments--net ..........           --          --          --          (.16)         (.15)
                     In excess of realized gain on
                     investments--net ...........................           --          --        (.06)         (.08)           --
                                                                      --------    --------    --------      --------      --------
                   Total dividends and distributions ............         (.48)       (.49)       (.54)         (.73)         (.68)
                                                                      --------    --------    --------      --------      --------
                   Net asset value, end of year .................     $  11.16    $  10.99    $  10.54      $  10.90      $  11.53
                                                                      ========    ========    ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ...........        6.07%       9.07%       1.92%          .78%         5.57%
Return:*                                                              ========    ========    ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses .....................................        1.40%       1.35%       1.32%         1.31%         1.24%
Net Assets:                                                           ========    ========    ========      ========      ========
                   Investment income--net .......................        4.36%       4.52%       4.69%         4.29%         4.61%
                                                                      ========    ========    ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) .......     $ 54,421    $ 60,252    $ 68,723      $ 93,164      $103,261
Data:                                                                 ========    ========    ========      ========      ========
                   Portfolio turnover ...........................       30.23%      73.23%      51.32%        43.18%        46.87%
                                                                      ========    ========    ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

Financial Highlights (continued)

                                                                                                  Class C
The following per share data and ratios have been derived                --------------------------------------------------------
from information provided in the financial statements.                                    For the Year Ended July 31,
                                                                         --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                    2002       2001          2000        1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year ............      $ 10.99     $ 10.54      $ 10.90     $ 11.53     $ 11.59
Operating                                                                -------     -------      -------     -------     -------
Performance:        Investment income--net ........................          .47         .48          .47         .48         .52
                    Realized and unrealized gain (loss) on
                    investments--net ..............................          .17         .45         (.30)       (.39)        .09
                                                                         -------     -------      -------     -------     -------
                    Total from investment operations ..............          .64         .93          .17         .09         .61
                                                                         -------     -------      -------     -------     -------
                    Less dividends and distributions:
                      Investment income--net ......................         (.47)       (.48)        (.47)       (.48)       (.52)
                      Realized gain on investments--net ...........           --          --           --        (.16)       (.15)
                      In excess of realized gain on
                       investments--net ...........................           --          --         (.06)       (.08)         --
                                                                         -------     -------      -------     -------     -------
                    Total dividends and distributions .............         (.47)       (.48)        (.53)       (.72)       (.67)
                                                                         -------     -------      -------     -------     -------
                    Net asset value, end of year ..................      $ 11.16     $ 10.99      $ 10.54     $ 10.90     $ 11.53
                                                                         =======     =======      =======     =======     =======
---------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ............        5.96%       8.97%        1.82%        .68%       5.47%
Return:*                                                                 =======     =======      =======     =======     =======
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses ......................................        1.51%       1.45%        1.42%       1.41%       1.34%
Net Assets:                                                              =======     =======      =======     =======     =======
                    Investment income--net ........................        4.27%       4.42%        4.60%       4.19%       4.51%
                                                                         =======     =======      =======     =======     =======
---------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands) ........      $ 9,309     $ 7,007      $ 5,874     $ 7,088     $ 6,928
Data:                                                                    =======     =======      =======     =======     =======
                    Portfolio turnover ............................       30.23%      73.23%       51.32%      43.18%      46.87%
                                                                         =======     =======      =======     =======     =======
---------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                  Class D
The following per share data and ratios have been derived             -------------------------------------------------------------
from information provided in the financial statements.                                  For the Year Ended July 31,
                                                                      -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2002           2001        2000          1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year ..........     $  11.00       $  10.55    $  10.92      $  11.54    $  11.60
Operating                                                             --------       --------    --------      --------    --------
Performance:        Investment income--net ......................          .53            .53         .53           .53         .58
                    Realized and unrealized gain (loss) on
                    investments--net ............................          .17            .45        (.31)         (.38)        .09
                                                                      --------       --------    --------      --------    --------
                    Total from investment operations ............          .70            .98         .22           .15         .67
                                                                      --------       --------    --------      --------    --------
                    Less dividends and distributions:
                      Investment income--net ....................         (.53)          (.53)       (.53)         (.53)       (.58)
                      Realized gain on investments--net .........           --             --          --          (.16)       (.15)
                      In excess of realized gain on
                      investments--net ..........................           --             --        (.06)         (.08)         --
                                                                      --------       --------    --------      --------    --------
                    Total dividends and distributions ...........         (.53)          (.53)       (.59)         (.77)       (.73)
                                                                      --------       --------    --------      --------    --------
                    Net asset value, end of year ................     $  11.17       $  11.00    $  10.55      $  10.92    $  11.54
                                                                      ========       ========    ========      ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ..........        6.50%          9.51%       2.25%         1.29%       6.00%
Return:*                                                              ========       ========    ========      ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses ....................................        1.00%           .95%        .91%          .90%        .83%
Net Assets:                                                           ========       ========    ========      ========    ========
                    Investment income--net ......................        4.78%          4.91%       5.09%         4.69%       5.01%
                                                                      ========       ========    ========      ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands) ......     $ 16,295       $ 12,121    $  6,673      $  9,900    $  8,143
Data:                                                                 ========       ========    ========      ========    ========
                    Portfolio turnover ..........................       30.23%         73.23%      51.32%        43.18%      46.87%
                                                                      ========       ========    ========      ========    ========
-----------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Pennsylvania Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund,

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002
but resulted in a $29,850 increase in cost of securities (which, in turn, results in a corresponding $29,850 decrease in net unrealized appreciation and a corresponding $29,850 increase in undistributed net investment income), based on securities held by the Fund as of July 31, 2001.

The effect of this change for the year ended July 31, 2002 was to increase net investment income by $5,686, decrease net unrealized appreciation by $14,943 and increase net realized capital losses by $20,593. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $18,850 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $6 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B.....................................          .25%             .25%
Class C.....................................          .25%             .35%
Class D.....................................          .10%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                           FAMD           MLPF&S
--------------------------------------------------------------------------------
Class A......................................              $255           $2,020
Class D......................................              $496           $6,547
--------------------------------------------------------------------------------

For the year ended July 31, 2002, MLPF&S received contingent deferred sales charges of $20,958 and

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

$3,304 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended July 31, 2002, the Fund reimbursed FAM $10,692 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2002 were $26,777,554 and $26,797,560, respectively.

Net realized gains for the year ended July 31, 2002 and net unrealized gains as of July 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ..................           $903,353           $6,227,360
Total ..................................           $903,353           $6,227,360
                                                   ========           ==========
--------------------------------------------------------------------------------

As of July 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $6,242,303, of which $6,267,404 related to appreciated securities and $25,101 related to depreciated securities. The aggregate cost of investments at July 31, 2002 for Federal income tax purposes was $90,000,534.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $2,193,671 and $6,702,693 for the years ended July 31, 2002 and July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2002                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold .............................          144,370          $ 1,589,151
Shares issued to share-
holders in reinvestment of
dividends ...............................           29,344              322,725
                                                  --------          -----------
Total issued ............................          173,714            1,911,876
Shares redeemed .........................         (324,412)          (3,572,106)
                                                  --------          -----------
Net decrease ............................         (150,698)         $(1,660,230)
                                                  ========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2001                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold .............................           93,890          $ 1,007,330
Shares issued to share-
holders in reinvestment of
dividends ...............................           31,947              344,669
                                                  --------          -----------
Total issued ............................          125,837            1,351,999
Shares redeemed .........................         (265,743)          (2,849,227)
                                                  --------          -----------
Net decrease ............................         (139,906)         $(1,497,228)
                                                  ========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2002                                 Shares             Amount
-------------------------------------------------------------------------------

Shares sold ..........................            546,035          $  6,010,548
Shares issued to share-
holders in reinvestment of
dividends ............................            110,155             1,211,642
                                               ----------          ------------
Total issued .........................            656,190             7,222,190
Automatic conversion
of shares ............................           (548,706)           (6,045,097)
Shares redeemed ......................           (712,662)           (7,841,415)
                                               ----------          ------------
Net decrease .........................           (605,178)         $ (6,664,322)
                                               ==========          ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2001                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..........................            679,780          $  7,350,798
Shares issued to share-
holders in reinvestment of
dividends ............................            126,105             1,360,054
                                               ----------          ------------
Total issued .........................            805,885             8,710,852
Automatic conversion
of shares ............................           (627,891)           (6,768,166)
Shares redeemed ......................         (1,217,026)          (13,071,807)
                                               ----------          ------------
Net decrease .........................         (1,039,032)         $(11,129,121)
                                               ==========          ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2002                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................            338,313          $  3,725,702
Shares issued to share-
holders in reinvestment of
dividends ............................             16,075               176,815
                                               ----------          ------------
Total issued .........................            354,388             3,902,517
Shares redeemed ......................           (157,701)           (1,730,173)
                                               ----------          ------------
Net increase .........................            196,687          $  2,172,344
                                               ==========          ============
-------------------------------------------------------------------------------

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2001                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold .............................          173,374          $ 1,872,348
Shares issued to share-
holders in reinvestment of
dividends ...............................           13,881              149,792
                                               ----------          ------------
Total issued ............................          187,255            2,022,140
Shares redeemed .........................         (107,118)          (1,152,419)
                                               ----------          ------------
Net increase ............................           80,137          $   869,721
                                               ==========          ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2002                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold .............................           57,816          $   634,872
Automatic conversion
of shares ...............................          547,991            6,045,097
Shares issued to share-
holders in reinvestment of
dividends ...............................           29,116              320,670
                                               ----------          ------------
Total issued ............................          634,923            7,000,639
Shares redeemed .........................         (277,985)          (3,042,102)
                                               ----------          ------------
Net increase ............................          356,938          $ 3,958,537
                                               ==========          ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2001                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold .............................           89,613          $   972,763
Automatic conversion
of shares ...............................          627,161            6,768,166
Shares issued to share-
holders in reinvestment of
dividends ...............................           24,507              264,731
                                               ----------          ------------
Total issued ............................          741,281            8,005,660
Shares redeemed .........................         (272,281)          (2,951,725)
                                               ----------          ------------
Net increase ............................          469,000          $ 5,053,935
                                               ==========          ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended July 31, 2002.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 was as follows:

-----------------------------------------------------------------------------
                                               7/31/2002            7/31/2001
-----------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..................         $4,116,008        $  4,290,677
                                               ----------        ------------
Total distributions ..................         $4,116,008        $  4,290,677
                                               ==========        ============
-----------------------------------------------------------------------------

As of July 31, 2002, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ..................           $    39,443
Undistributed long-term capital
gains--net ............................................                    --
                                                                  -----------
Total undistributed earnings--net .....................                39,443
Capital loss carryforward .............................            (2,624,861)*
Unrealized gains--net .................................             5,338,059**
                                                                  -----------
Total accumulated earnings--net .......................           $ 2,752,641
                                                                  ===========
-----------------------------------------------------------------------------

 * On July 31, 2002, the Fund had a net capital loss carryforward of $2,624,861, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 6, 2002

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

OFFICERS AND TRUSTEES (unaudited)

                                                                                                      Number of
                                                                                                     Portfolios
                                                                                                       in Fund          Other
                               Position(s) Length                                                      Complex      Directorships
                                  Held     of Time                                                   Overseen by        Held by
Name, Address & Age            with Fund   Served   Principal Occupation(s) During Past 5 Years        Trustee          Trustee
---------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
---------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*                 President  1999 to  Chairman, Americas Region since 2001, and           118 Funds       None
P.O. Box 9011                   and        present  Executive Vice President since 1983 of           169 Portfolios
Princeton, NJ 08543-9011        Trustee    and      Fund Asset Management, L.P. ("FAM") and
Age: 61                                    1992 to  Merrill Lynch Investment Managers, L.P.
                                           present  ("MLIM"); President of Merrill Lynch
                                                    Mutual Funds since 1999; President of FAM
                                                    Distributors, Inc. ("FAMD") since 1986 and
                                                    Director thereof since 1991; Executive
                                                    Vice President and Director of Princeton
                                                    Services, Inc. ("Princeton Services")
                                                    since 1993; President of Princeton
                                                    Administrators, L.P. since 1988; Director
                                                    of Financial Data Services, Inc. since
                                                    1985.
---------------------------------------------------------------------------------------------------------------------------------
*     Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD;
      Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn
      72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                       in Fund             Other
                           Position(s)  Length                                                         Complex         Directorships
                              Held      of Time                                                      Overseen by          Held by
Name, Address & Age        with Fund    Served*   Principal Occupation(s) During Past 5 Years          Trustee            Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha           Trustee     1995 to   Director and Executive Vice President, The            39 Funds           None
P.O. Box 9011                           present   China Business Group, Inc. since 1996.            59 Portfolios
Princeton, NJ 08543-9011
Age: 58
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills                  Trustee     2002 to   Member of Committee on Investment of                  42 Funds       Kimco Realty
P.O. Box 9011                           present   Employee Benefit Assets of the Association for     62 Portfolios     Corporation
Princeton, NJ 08543-9011                          Financial Professionals since 1986.
Age: 67
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London           Trustee     1987 to   John M. Olin Professor of Humanities,                 39 Funds           None
P.O. Box 9011                           present   New York University since 1993.                    59 Portfolios
Princeton, NJ 08543-9011
Age: 62
------------------------------------------------------------------------------------------------------------------------------------
Andre F. Perold             Trustee     1985 to   George Gund Professor of Finance and Banking,         39 Funds           None
P.O. Box 9011                           present   Harvard School of Business since 2000; Finance     59 Portfolios
Princeton, NJ 08543-9011                          Area Chair since 1996.
Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo         Trustee     2000 to   Shareholder, Modrall, Sperling, Roehl, Harris         39 Funds           None
P.O. Box 9011                           present   & Sisk, P.A. since 1993.                           59 Portfolios
Princeton, NJ 08543-9011
Age: 59
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Pennsylvania Municipal Bond Fund                     July 31, 2002

OFFICERS AND TRUSTEES (unaudited) (concluded)

                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                           in Fund        Other
                           Position(s)  Length                                                             Complex    Directorships
                              Held      of Time                                                          Overseen by     Held by
Name, Address & Age        with Fund    Served*     Principal Occupation(s) During Past 5 Years            Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.      Trustee     2002 to     Principal of STI Management since 1994.               42 Funds         None
P.O. Box 9011                           present                                                        62 Portfolios
Princeton, NJ 08543-9011
Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Melvin R. Seiden            Trustee     2002 to     Director, Silbanc Properties, Ltd. (real estate,      42 Funds         None
P.O. Box 9011                           present     investment and consulting) since 1987;             62 Portfolios
Princeton, NJ 08543-9011                            Chairman and President of Seiden & de Cuevas,
Age: 71                                             Inc. (private investment firm) from 1964 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud         Trustee     2002 to     Chairman, Fernwood Advisors since 1996.               42 Funds         None
P.O. Box 9011                           present                                                        62 Portfolios
Princeton, NJ 08543-9011
Age: 69
------------------------------------------------------------------------------------------------------------------------------------
*     The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                            Position(s) Length
                               Held     of Time
Name, Address & Age         with Fund   Served*     Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke             Vice        1993 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
P.O. Box 9011               President   present     1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton, NJ 08543-9011    and         and 1999    Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990
Age: 42                     Treasurer   to present  to 1997; Director of Taxation of MLIM since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob            Senior      2001 to     Managing Director of the Adviser and MLIM since 1997; Vice President of MLIM
P.O. Box 9011               Vice        present     from 1984 to 1997.
Princeton, NJ 08543-9011    President
Age: 50
------------------------------------------------------------------------------------------------------------------------------------
John M. Loffredo            Senior      2001 to     Managing Director of the Adviser and MLIM since 1997; Vice President of MLIM
P.O. Box 9011               Vice        present     from 1991 to 1997.
Princeton, NJ 08543-9011    President
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
William R. Bock             Vice Pres-  1997 to     Vice President of MLIM since 1989 and Portfolio Manager of MLIM since 1995.
P.O. Box 9011               ident and   present
Princeton, NJ 08543-9011    Portfolio
Age: 64                     Manager
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino         Secretary   1999 to     Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                           present     to 2002; Attorney associated with MLIM since 1997; Associate with Kirkpatrick &
Princeton, NJ 08543-9011                            Lockhart LLP from 1992 to 1997.
Age: 42
------------------------------------------------------------------------------------------------------------------------------------
*     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

[LOGO] Merrill Lynch  Investment Managers

                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Pennsylvania Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #11299--7/02